SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2003
__________________________

ICO, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	000-10068 (Commission File Number)	76-0566682 (I.R.S. Employer Identification No.)

5333 Westheimer Road
Suite 600
Houston, Texas 77056
(Address of principal executive offices and zip code)
(Registrant’s telephone number, including area code)
(713) 351-4100

Item 5.     Other Events.

On December 9, 2003, ICO, Inc. issued a press release announcing that its board of directors has appointed John F. Gibs on to serve on the board, filling a vacant seat. Mr. Gibson shall serve as a Class II Director, with a term ending at the Company's 2005 annual meeting . A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 5.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits

Exhibit                Description

99.1                     Press Release dated December 9, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO, INC.
Date:    December 9, 2003

By:	/s/ Jon C. Biro

Name:	Jon C. Biro
Title:	Interim Chief Executive Officer and
Chief Financial Officer

EXHIBIT INDEX

Exhibit                Description

99.1                     Press Release dated December 9, 2003